Exhibit 32.1

Certification of CEO Furnished Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To

Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Pacific Biosciences of California, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Hunkapiller, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

(i) the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2013 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2013	/s/ Michael Hunkapiller
Michael Hunkapiller
Chairman, President and Chief Executive Officer
(Principal Executive Officer)